UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2005


                         OCEAN WEST HOLDING CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     000-49971                 71-087-6958
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                   4117 West 16th Square, Vero Beach, FL 32967
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (772) 492-0104


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

      On July 29, 2005, Webb & Company, PA ("Webb") was appointed as the independent public accountant for Ocean West Holding Corporation (the "Registrant") for the year ending September 30, 2005, replacing De Joya & Company ("De Joya"). The Registrant made this change in independent public accountant because InfoByPhone, Inc. ("IBP") has become the sole operating company of the Registrant and IBP decided to continue to use its existing auditors, Webb. On July 28, 2005, De Joya was dismissed as the Registrant's independent registered public accountant for the year ending September 30, 2005. Registrant's change in independent public accountant was approved by the full Board of Directors of the Registrant on July 28, 2005.

      De Joya did not audit the Registrant's financial statements. They were engaged on January 31, 2005 to replace Chavez & Koch, CPA's ("Chavez & Koch") who resigned because they decided to no longer represent public companies and did not renew its certificate with the Public Company Accounting Oversight Board.

      The audit reports of Chavez & Koch on the financial statements of the Registrant as of and for the fiscal year ended September 30, 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than to contain an explanatory paragraph as to the Registrant's ability to continue as a going concern.

      During the fiscal year ended September 30, 2004 and through the date of this Form 8-K, there were no disagreements between the Registrant and De Joya on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Joya, would have caused De Joya to make reference to the subject matter of the disagreement(s) in connection with its reports.

      During the fiscal year ended September 30, 2004 and through the date of this Form 8-K, the Registrant did not consult with Webb with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

      The Registrant provided a copy of the foregoing disclosures to De Joya and requested that De Joya furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this
Item 4.01. A copy of that letter furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

16.1 Letter of De Joya & Company, dated August 1, 2005, regarding change in certifying accountant of Ocean West Holding Corporation.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OCEAN WEST HOLDING CORPORATION


Date: August 2, 2005                            By: /s/ Darryl Cohen
                                                    ----------------------------
                                                    Darryl Cohen
                                                    Chief Executive Officer


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